Merchandise Inventory (Details) - USD ($)	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Total merchandise inventory	$ 6,308,484	$ 5,572,241	$ 1,805,090
Allowance for inventory obsolescence	(425,000)	(425,000)	(425,000)
Merchandise inventory, net	5,883,484	5,147,241	1,380,090
Appliances [Member]
Total merchandise inventory	5,985,757	5,285,975	1,538,552
Furniture [Member]
Total merchandise inventory	249,008	194,852	184,755
Other [Member]
Total merchandise inventory	$ 73,719	$ 91,414	$ 81,783